Exhibit 10.1

AMENDMENT NUMBER FOUR TO CLINICAL TRIAL AGREEMENT

THIS AMENDMENT NUMBER FOUR TO THE CLINICAL TRIAL AGREEMENT (the “Amendment”) is effective December 7, 2010 (“Effective Date”) and is made by and between The General Hospital Corporation d/b/a/ Massachusetts General Hospital, a not-for-profit corporation organized under the laws of Massachusetts with its principal place of business at 55 Fruit Street, Boston, MA 02114 (“Institution”) and CytoDyn, Inc., a publicly traded corporation organized under the laws of Colorado with its principal place of business at 1511 Third Street, Santa Fe, New Mexico 87505 (“Company”).

RECITALS

A	INSTITUTION has previously entered into a Clinical Trial Agreement to perform the Study protocol entitled “An observational study to determine the in-vitro immunologic and virology activity of Cytolin,” with Company on September 28,2009 as amended on October 14, 2009; December 1, 2009 and March 1, 2010 (the “Agreement”).

B	The parties now desire to amend the Agreement as set forth herein.

AGREEMENT

NOW, THEREFORE, Institution and Company agree as follows:

1.	Except as expressly modified by this Fourth Amendment, all the terms and conditions of the Agreement shall remain in full force and effect. All terms used herein shall have the same meaning as ascribed to them in the Agreement. To the extent any term or provision of this Fourth Amendment conflicts with any term or provision of the Agreement, the terms and provisions of this Fourth Amendment shall prevail.

2.	Section 9.1 shall be replaced in its entirety as follows:

General. Company agrees to support this Study with a research grant of five hundred seventy four thousand two hundred and ten Dollars ($574,210.00), inclusive of indirect costs, to be paid upon by month three of the study, all subject to the internal-controls division of the Sarbanes-Oxley Act.

3.	This Amendment shall be made part of the Agreement and attached thereto.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the last date written below. The Effective Date of this Amendment shall be December 7, 2010.

ACCEPTED and AGREED:

The General Hospital Corporation

Kristin Thavenet, D.P.T., J.D.
Agreement Associate
Date:

CytoDyn, Inc.

/s/ Kenneth J. Van Ness
Kenneth J. Van Ness
Chief Executive officer
Date:12/7/2010

READ and ACKNOWLEDGED:

Eric Rosenberg, M.D.
Date: